Exhibit 16(4)(a):  Deferred Combination Variable and Fixed Annuity Contract, (GA-IA-1007-04/95)

EXHIBIT (4)(a)

GOLDEN
AMERICAN
[LOGO]	LIFE INSURANCE	DEFERRED COMBINATION
	COMPANY	VARIABLE AND FIXED
ANNUITY CONTRACT

Golden American is a stock Company domiciled in Delaware

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Annuitant	Owner
[Thomas J. Doe]	[John Q. Public]

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Initial Premium	Annuity Option	Annuity Commencement Date
[$10,000]	[Life-10 Year Certain]	[January 1, 2024]

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Separate Account(s)		Contract Number
[Separate Account B and the Fixed Account]	[123456]

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This is a legal Contract between its Owner and us. Please read it carefully. In this Contract you or your refers to the Owner shown above. We, our or us refers to Golden American Life Insurance Company. You may allocate this Contract's Accumulation Value among the Separate Account Divisions and the Fixed Account (the Market Value Adjusted Fixed Account) as shown in the Schedule.

If this Contract is in force, we will make income payments to you starting on the Annuity Commencement Date. If the Owner dies prior to the Annuity Commencement Date, we will pay a death benefit to the Beneficiary. The amount of such benefits are subject to the terms of this Contract.

RIGHT TO EXAMINE THIS CONTRACT: You may return this Contract to us or the agent through whom you purchased it within 10 days after you receive it. If so returned, we will treat the Contract as though it were never issued. Upon receipt we will promptly refund the Accumulation Value plus any charges we have deducted as of the date the returned Contract is received by us.

ALL PAYMENTS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT DIVISION, MAY INCREASE OR DECREASE, DEPENDING ON THE CONTRACT'S INVESTMENT RESULTS. ALL PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT, THE OPERATION OF WHICH MAY CAUSE SUCH PAYMENTS AND VALUES TO INCREASE OR DECREASE.

Signed for Golden American Life Insurance Company on the Contract Issue Date.

Customer Service Center 1475 Dunwoody Drive West Chester, PA 19380-1478	Secretary: President:

- - -----------------------------------------------------------------------------DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACT - NO DIVIDENDS

Variable Cash Surrender Values while the Owner is living and prior to the Annuity Commencement Date. Death benefit subject to guaranteed minimum. Additional Premium Payment Option. Partial Withdrawal Option. Non-participating. Investment results reflected in values.

GA-IA-1007-04/95

TABLE OF CONTENTS

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THE SCHEDULE

3

Premium Payment And Investment Information
The Variable Separate Accounts
Contract Facts
Charges
Income Plan Factors

INTRODUCTION TO THIS CONTRACT

4

The Contract

The Owner
The Annuitant
The Beneficiary
Change Of Owner Or Beneficiary

PREMIUM PAYMENTS AND ALLOCATION CHANGES

6

Initial Premium Payment
Additional Premium Payment Option
Your Right To Change Allocation Of
Accumulation Value
What Happens If A Division Is Not Available

HOW WE MEASURE THE CONTRACT'S
ACCUMULATION VALUE	7

The Variable Separate Accounts
Valuation Period
Accumulation Value
Accumulation Value In Each Division And Fixed
Allocation
Fixed Account
Measurement Of Investment Experience
Charges Deducted From Accumulation Value On
Each Contract Processing Date

YOUR CONTRACT BENEFITS	12

Cash Value Benefit
Partial Withdrawal Option

DEATH BENEFIT PROCEEDS	13

Proceeds Payable To The Beneficiary

CHOOSING AN INCOME PLAN	14

Annuity Benefits
Annuity Commencement Date Selection
Frequency Selection
The Income Plan
The Annuity Options
Payments When Named Person Dies

OTHER IMPORTANT INFORMATION	16

Sending Notice To Us
Reports To Owner
Assignment -- Using This Contract As
Collateral Security
Changing This Contract
Contract Changes - Applicable Tax Law
Misstatement Of Age Or Sex
Non-Participating
Payments We May Defer
Authority To Make Agreements
Required Note On Our Computations

Copies of any application form and any additional Riders and Endorsements are at the back of this Contract.

SCHEDULE PAGES

The Schedule pages give specific facts about this Contract and its coverage. Please refer to them while reading this Contract.

GA-IA-1007-04/95

THE SCHEDULE

PAYMENT AND INVESTMENT INFORMATION

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Annuitant	Owner
[Thomas J. Doe]	[John Q. Public]

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Annuitant's Issue Age	Annuitant's Sex	Owner's Issue Age
[35]	[Male]	[55]

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Initial Premium	Annuity Option	Annuity Commencement Date
[$10,000]	[Life-10 Year Certain]	[January 1, 2024]

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Contract Date	Issue Date	Residence State
[January 1, 1994]	[January 1, 1994]	[Delaware]

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Separate Account(s)			Contract Number
[Separate Account B	and the Fixed Account]	[123456]

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PREMIUM PAYMENT AND INVESTMENT INFORMATION

Initial Premium Payment received:

[$10,000]

Your initial Accumulation Value has been invested as follows:

Percentage of
Divisions	Accumulation Value

  ------------------

[Multiple Allocation		10%
Fully Managed		10%
Capital Appreciation		10%
Rising Dividends		10%
All-Growth		10%
Real Estate		10%
Value Equity		5%
Natural Resources		5%
Emerging Markets		5%
The Managed Global Account		5%
Limited Maturity Bond		5%
Liquid Asset		5%]

Fixed
Allocations
-----------
[1-Year Guarantee Period		5%
3-Year Guarantee Period		5%]
		--------
Total		100%
		========
GA-IA-1007-04/95
	3A1


ADDITIONAL PREMIUM PAYMENT INFORMATION

[We will accept additional premium payments until either the Annuitant or the Owner reaches the Attained Age of [85]. The minimum additional payment which may be made is [$500.00]. In no event may you contribute to your IRA for the taxable year in which you attain age 70 1/2 and thereafter (except for rollover contributions). The minimum additional payment which may be made is $250.00

ACCUMULATION VALUE ALLOCATION RULES

The maximum number of Divisions in which you may be invested at any one time is [twelve]. You are allowed unlimited allocation changes per Contract Year without charge. We reserve the right to impose a charge for any allocation change in excess of [twelve] per Contract Year. We also reserve the right to limit, upon notice, the maximum number of allocation changes you may make within a Contract Year. The Excess Allocation Charge is shown in the Charges section of the Schedule.

ALLOCATION CHANGES BY TELEPHONE

You may request allocation changes by telephone during our telephone request business hours. You may call our Customer Service Center at 1-800-366-0066 to make allocation changes by using the personal identification number you will receive. You may also mail any notice or request for allocation changes to our Customer Service Center.

GA-IA-1007-04/95

3A2

THE SCHEDULE

THE VARIABLE SEPARATE ACCOUNTS

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Annuitant	Owner
[Thomas J. Doe]	[John Q. Public]

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Initial Premium	Annuity Option	Annuity Commencement Date
[$10,000]	[Life-10 Year Certain]	[January 1, 2024]

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Separate Account(s)			Contract Number
[Separate Account B	and the Fixed Account]	[123456]

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DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND

Separate Account B (the "Account") is a unit investment trust Separate Account, organized in and governed by the laws of the State of Delaware, our state of domicile. The Account is divided into Divisions.

Each Division listed below invests in shares of the mutual fund portfolio

(the "Series") designated. Each portfolio is a part of The GCG Trust (the "Trust") managed by Directed Services, Inc.

ALL-GROWTH	ALL-GROWTH SERIES
DIVISION	Portfolio Manager - Pilgrim Baxter & Associates, Ltd.

CAPITAL APPRECIATION DIVISION DEVELOPING WORLD DIVISION	CAPITAL APPRECIATION SERIES Portfolio Manager - INVESCO (NY), Inc. DEVELOPING WORLD SERIES Portfolio Manager - Baring International Investment Limited

GROWTH OPPORTUNITIES DIVISION FULLY MANAGED DIVISION MULTIPLE ALLOCATION DIVISION RISING DIVIDENDS DIVISION STRATEGIC EQUITY DIVISION VALUE EQUITY DIVISION

GROWTH OPPORTUNITIES SERIES

Portfolio Manager - Montgomery Asset Management, LLC

FULLY MANAGED SERIES

Portfolio Manager - T. Rowe Price Associates, Inc.

MULTIPLE ALLOCATION SERIS

Portfolio Manager - Zweig Advisors Inc.

RISING DIVIDENDS SERIES

Portfolio Manager - Kayne Anderson Investment Management, LLC

STRATEGIC EQUITY SERIES

Portfolio Manager - Zweig Advisors Inc.

VALUE EQUITY SERIES

Portfolio Manager - Eagle Asset Management, Inc.

GA-IA-1007-04/95

3Bl

THE SCHEDULE

THE VARIABLE SEPARATE ACCOUNTS (continued)

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Annuitant	Owner
[Thomas J. Doe]	[John Q. Public]

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Initial Premium	Annuity Option	Annuity Commencement Date
[$10,000]	[Life-10 Year Certain]	[January 1, 2024]

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Separate Account(s)			Contract Number
[Separate Account B	and the Fixed Account]	[123456]

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EMERGING MARKETS DIVISION GLOBAL FIXED INCOME DIVISION GROWTH AND INCOME DIVISION HARD ASSETS DIVISION LIMITED MATURITY BOND DIVISION LIQUID ASSET DIVISION MANAGED GLOBAL DIVISION

EMERGING MARKETS SERIES

Portfolio Manager - J. P. Morgan Investment Management Inc.

GLOBAL FIXED INCOME PORTFOLIO

Portfolio Manager - Baring Investment Limited International

GROWTH AND INCOME PORTFOLIO

Portfolio Manager - Robertson, Stephens & Company Investment Manager, L. P.

HARD ASSETS SERIES

Portfolio Manager - Van Eck Associates Corporation

LIMITED MATURITY BOND SERIES

Portfolio Manager - ING Investment Management, LLC

LIQUID ASSET SERIES

Portfolio Manager - ING Investment Management, LLC

MANAGED GLOBAL SERIES

Portfolio Manager - Putnam Investment Management, Inc.

MID-CAP GROWTH DIVISION REAL ESTATE DIVISION	MID-CAP GROWTH SERIES Portfolio Manager - Massachusetts Financial Services Co. REAL ESTATE SERIES Portfolio Manager - EII Realty Securities, Inc.

RESEARCH	RESEARCH PORTFOLIO
DIVISION	Portfolio Manager - Massachusetts Financial Services Co.

SMALL CAP DIVISION	SMALL CAP SERIES Portfolio Manager - Fred Alger Management, Inc.

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3B2

THE SCHEDULE

THE VARIABLE SEPARATE ACCOUNTS (continued)

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Annuitant	Owner
[Thomas J. Doe]	[John Q. Public]

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Initial Premium	Annuity Option	Annuity Commencement Date
[$10,000]	[Life-10 Year Certain]	[January 1, 2024]

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Separate Account(s)			Contract Number
[Separate Account B	and the Fixed Account]	[123456]

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TOTAL RETURN DIVISION VALUE + GROWTH DIVISION NOTE:

TOTAL RETURN PORTFOLIO

Portfolio Manager - Massachusetts Financial Services Co.

VALUE + GROWTH PORTFOLIO

Portfolio Manager - Robertson, Stephens & Company Investment Management, L. P.

PLEASE REFER TO THE PROSPECTUSES FOR THE CONTRACT AND THE GCG TRUST FOR MORE DETAILS.

Each Division below invests in shares of the mutual fund portfolio (the "Portfolio") designated. Each portfolio is a part of the PIMCO Trust managed by Pacific Investment Management Company ("PIMCO").

HIGH YIELD BOND DIVISION STOCKSPLUS GROWTH AND INCOME DIVISION	HIGH YIELD BOND PORTFOLIO Portfolio Manager - PIMCO. STOCKSPLUS GROWTH AND INCOME PORTFOLIO Portfolio Manager - PIMCO

GA-IA-1007-04/95

3B3

The Schedule

CONTRACT FACTS

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Annuitant	Owner
[Thomas J. Doe]	[John Q. Public]

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Initial Premium	Annuity Option	Annuity Commencement Date
[$10,000]	[Life-10 Year Certain]	[January 1, 2024]

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Separate Account(s)			Contract Number
[Separate Account B	and the Fixed Account]	[123456]

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CONTRACT FACTS

Contract Processing Date

The Contract Processing Date for your Contract is [April 1] of each year.

Specially Designated Division

When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

[The maximum amount that can be withdrawn in a Contract Year without being considered an Excess Partial Withdrawal is 15% of the Accumulation Value as of the date of the withdrawal. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered premium taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value.

Conventional Partial Withdrawals

Minimum Withdrawal Amount:

$1,000

Any Conventional Partial Withdrawal from a Fixed Allocation is subject to a Market Value Adjustment unless taken from a Fixed Allocation within the thirty days prior to the Maturity Date of such Fixed Allocation.

Systematic Partial Withdrawal

Systematic Partial Withdrawals may be elected to commence after 28 days from the Contract Issue Date and may be taken on a monthly or quarterly basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used.

Minimum Withdrawal Amount: Maximum Withdrawal Amounts: Separate Account Divisions:	$100.00 1.25% monthly or 3.75% quarterly of Accumulation Value.

Fixed Allocations:	Interest earned on Fixed Allocation in prior month (for monthly withdrawals) or prior quarter (for quarterly withdrawals).

A Systematic Partial Withdrawal from a Fixed Allocation is not subject to Market Value Adjustment.]

Ira Partial Withdrawals For Qualified Contracts Only

IRA Partial Withdrawals may be taken on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day withdrawals will be made, but no later that the 28th day of the month. If you do not elect a day, the Contract Date will be used. An IRA Partial Withdrawal in excess of the maximum withdrawal amount for Systematic Partial Withdrawals may be subject to a Market Value Adjustment. Systematic Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken.

GA-IA-1007-04/95

3C1

The Schedule

CONTRACT FACTS (continued)

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Annuitant	Owner
[Thomas J. Doe]	[John Q. Public]

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Initial Premium	Annuity Option	Annuity Commencement Date
[$10,000]	[Life-10 Year Certain]	[January 1, 2024]

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Separate Account(s)		Contract Number
[Separate Account B	and the Fixed Account] [123456]

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Death Benefit

[IF DEATHBEN="1": The Death Benefit is the greatest of (i) the Accumulation Value, (ii) the Guaranteed Death Benefit, (iii) the Cash Surrender Value, and (iv) the sum of premiums paid, less any partial withdrawals.

IF DEATHBEN="2": The Death Benefit is the greatest of (i) the Accumulation Value, (ii) the Guaranteed Death Benefit, (iii) the Cash Surrender Value, and (iv) the sum of premiums paid, less any partial withdrawals.

IF DEATHBEN="3": The Death Benefit is the greater of (i) the Cash Surrender Value, (ii) the Accumulation Value, and (iii) the sum of the premiums paid, less any Partial Withdrawals.]

Guaranteed Death Benefit

[On the Contract Date, the Guaranteed Death Benefit is the initial premium. On subsequent Valuation Dates, the Guaranteed Death Benefit is calculated as follows:

IF DEATHBEN="1": Option 1:

(1)	Start with the Guaranteed Death Benefit from the prior Valuation Date;
(2)	Calculate interest on (1) if the Owner is living (the Annuitant if the Owner is not an individual) for the current Valuation Period at the Guaranteed Death Benefit Interest Rate;
(3)	Add (1) and (2);
(4)	Add any additional premiums paid during the current Valuation Period to (3);
(5)	Subtract Partial Withdrawals made during the current Valuation Period from (4);

Each accumulated initial or additional premium payment, reduced by any Partial Withdrawals (including any associated Market Value Adjustment and Surrender Charge incurred) allocated to such premium, will continue to grow at the Guaranteed Death Benefit Interest Rate until reaching its Maximum Guaranteed Death Benefit.

Guaranteed Death Benefit Interest Rate

The Guaranteed Death Benefit is accumulated at a rate of 7% compounded annually, except:

(1)	Amounts in the Liquid Asset Division are accumulated at the net rate of return for the Liquid Asset Division during the current Valuation Period if less than 7%; and
(2)	Amounts in Limited Maturity Bond Division are accumulated at the net rate of return for the Limited Maturity Bond Division during the current Valuation Period if less than 7%; and
(3)	Amounts in a Fixed Allocation are accumulated at the interest rate being credited to such Fixed Allocation during the current Valuation Period if less than 7%.]

Maximum Guaranteed Death Benefit

The Maximum Guaranteed Death Benefit is initially equal to two times the initial or additional premium paid. Thereafter, the Maximum Guaranteed Death Benefit as of the effective date of a partial withdrawal is reduced first by the amount of any partial withdrawal representing earnings and second in proportion to the reduction in Accumulation Value for any partial withdrawal representing premium (in each case, including any associated Market Value Adjustment and Surrender Charge incurred). If withdrawals do not exceed 7% of premium paid in a Contract Year, the Maximum Gauranteed Death Benefit will be reduced only by the amount of such withdrawals. Once withdrawals exceed 7% in a contract Year all withdrawals of premium will be treated as proportion in relation to the amount of Accumulation Value for any Partial Withdrawal (including any Market Value Adjustment or Surrender Charge incurred).

GA-IA-1007-04/95

3C2

The Schedule

CONTRACT FACTS (continued)

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Annuitant	Owner
[Thomas J. Doe]	[John Q. Public]

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Initial Premium	Annuity Option	Annuity Commencement Date
[$10,000]	[Life-10 Year Certain]	[January 1, 2024]

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Separate Account(s)		Contract Number
[Separate Account B	and the Fixed Account] [123456]

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Option 2:

(1)	Start with the Guaranteed Death Benefit from the prior Valuation Date;
(2)	Add to (1) any additional premium paid since the prior Valuation Date and subtract from (1) any Partial Withdrawals taken since the prior Valuation Date;
(3)	On a Valuation Date which occurs through the Contract Year in which the Owner's Attained Age is 80 and which is also a Contract Anniversary, if the Owner is living (the Annuitant if the Owner is not an individual), we set the Guaranteed Death Benefit equal to the greater of (2) or the Accumulation Value as of such date. On all other Valuation Dates, the Guaranteed Death Benefit is equal to (2).

Option 3:

(1)	Start with the Guaranteed Death Benefit from the prior Valuation Date;
(2)	Add any additional premiums paid during the current Valuation Period to (1);
(3)	Subtract any Partial Withdrawals made during the current Valuation Period from (2).]

GA-IA-1007-04/95

3C3

The Schedule

CONTRACT FACTS (continued)

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Annuitant	Owner
[Thomas J. Doe]	[John Q. Public]

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Initial Premium	Annuity Option	Annuity Commencement Date
[$10,000]	[Life-10 Year Certain]	[January 1, 2024]

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Separate Account(s)		Contract Number
[Separate Account B	and the Fixed Account] [123456]

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Change of Owner

[When the ownership changes, the new Owner's age at the time of the change will be used as the basis for the death benefit. The new Owner's death will determine when a death benefit is payable.

IF DEATHBEN="1": If the new Contractowner's age is less than or equal to 75, the Guaranteed Death Benefit Option in effect prior to the change of Contractowner will remain in effect. If the new Contractowner's age is greater than 75, the Guaranteed Death Benefit will be zero and the Death Benefit shall be the greatest of the Cash Surrender Value, the Accumulation Value, and the sum of the premiums paid, less any Partial Withdrawals.

IF DEATHBEN="2": If the new Contractowner's age is less than or equal to 79, the Guaranteed Death Benefit Option in effect prior to the change of Contractowner will remain in effect. If the new Contractowner's age is greater than 79, the Guaranteed Death Benefit will be zero and the Death Benefit shall be the greatest of Cash Surrender Value, the Accumulation Value, and the sum of premiums paid, less any Partial Withdrawals.

IF DEATHBEN="3": The Guaranteed Death Benefit Option after the change of Contractowner will remain the same as before the change.]

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement

[The Annuity Commencement Date is required to be the same date as the Contract Processing Date in the month following the Annuitant's [90th] birthday. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration. In applying the Accumulation Value, we may first collect any Premium Taxes due us.]

Minimum Annuity Income Payment

     The minimum monthly annuity income payment that we will make is [$20.] Optional Benefit Riders - [None.] ATTAINED AGE

The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Contract Date.

GA-IA-1007-04/95

3C4

The Schedule

CONTRACT FACTS (continued)

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Annuitant	Owner
[Thomas J. Doe]	[John Q. Public]

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Initial Premium	Annuity Option	Annuity Commencement Date
[$10,000]	[Life-10 Year Certain]	[January 1, 2024]

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Separate Account(s)		Contract Number
[Separate Account B	and the Fixed Account] [123456]

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FIXED ACCOUNT
Minimum Fixed Allocation

The minimum allocation to the Fixed Account in any one Fixed Allocation is [$250.00].

Guaranteed Minimum Interest Rate - [3%].

Guarantee Periods

We currently offer Guarantee Periods of [1, 3, 5, 7 and 10] years. We reserve the right to offer Guarantee Periods of durations other than those available on the Contract Date. We also reserve the right to cease offering a particular Guarantee Period or Periods.

Index Rate

The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If these Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method.

We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period less than 28 days.

GA-IA-1007-04/95

3C5

The Schedule

CHARGES

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Annuitant	Owner
[Thomas J. Doe]	[John Q. Public]

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Initial Premium	Annuity Option	Annuity Commencement Date
[$10,000]	[Life-10 Year Certain]	[January 1, 2024]

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Separate Account(s)		Contract Number
[Separate Account B	and the Fixed Account] [123456]

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Charge Deduction Division

[All charges against the Accumulation Value in this Contract will be deducted from the [Liquid Asset Division].]

Deductions from Premiums - [None.] Deductions from Accumulation Value Initial Administrative Charge - [None.]

Administrative Charge - [We charge [$40] to cover a portion of our ongoing administrative expenses for each Contract Processing Period. The charge is incurred at the beginning of the Contract Processing Period and deducted on the Contract Processing Date at the end of the period. At the time of deduction, this charge will waived if:

(1) The Accumulation Value is at least $100,000; or

(2) The sum of premiums paid to date is at least $100,000.]

Excess Allocation Charge - Currently none, however, we reserve the right to charge t$25] for a change if you make more than [twelve] allocation changes per Contract Year. Any charge will be deducted from the Divisions and Fixed Allocations from which each such allocation is made in proportion to the amount being transferred from each such Division and Fixed Allocation.

Surrender Charge - A Surrender Charge is imposed as a percentage of premium if the Contract is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a premium payment was made. The Surrender Charge expressed as a percentage of each premium payment is as follows:

Complete Years Elapsed Since Premium Payment	Surrender Charges

  -------

[0	7%
1	7%
2	6%
3	5%
4	4%
5	3%
6	1%
7+	0%]

For the purpose of calculating the Surrender Charge for an Excess Partial Withdrawal; a) we treat premiums as being withdrawn on a first-in, first-out basis, and b) amounts withdrawn which are not considered an Excess Partial Withdrawal are not considered a withdrawal of any premium payments.

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3D1

The Schedule

CHARGES (continued)

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Annuitant	Owner
[Thomas J. Doe]	[John Q. Public]

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Initial Premium	Annuity Option	Annuity Commencement Date
[$10,000]	[Life-10 Year Certain]	[January 1, 2024]

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Separate Account(s)		Contract Number
[Separate Account B	and the Fixed Account] [123456]

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[Premium Taxes - We deduct from the Accumulation Value the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of premium taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any premium tax then due us on such amount We reserve the right to change the amount we charge for premium tax charges on future premium payments to conform with changes in the law or if the Owner changes state of residence.

Deductions from the Divisions

Mortality and Expense Risk Charge - We deduct 0.003030% of the assets in the Separate Account Division on a daily basis (equivalent to an annual rate of 1.10%) for mortality and expense risks. This charge is not deducted from the Fixed Account values.

Asset-Based Administrative Charge - [We deduct 0.000411% of the assets in each Separate Account Division on a daily basis (equivalent to an annual rate of 0.15%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account.]

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3D2

THE SCHEDULE (continued)

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Annuitant	Owner
[Thomas J. Doe]	[John Q. Public]

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Initial Premium	Annuity Option	Annuity Commencement Date
[$10,000]	[Life-10 Year Certain]	[January 1, 2024]

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Separate Account(s)		Contract Number
[Separate Account B	and the Fixed Account] [123456]

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[Values for other payment periods, ages, or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

TABLE FOR INCOME FOR A FIXED PERIOD

Fixed Period	Monthly	Fixed Period	Monthly	Fixed Period	Monthly
of Years	Income	of Years	Income	of Years	Income

  -------- ------------ ------- ------------ -------

		11	$8.88	21	$5.33
2	$42.96	12	8.26	22	5.16
3	29.06	13	7.73	23	5.00
4	22.12	14	7.28	24	4.85
5	17.95	15	6.89	25	4.72
6	15.18	16	6.54	26	4.60
7	13.20	17	6.24	27	4.49
8	11.71	18	5.98	28	4.38
9	10.56	19	5.74	29	4.28
10	9.64	20	5.53	30	4.19

TABLE FOR INCOME FOR LIFE

	Male/Female		Male/Female		Male/Female
Age	10 Years Certain	20 Years Certain		Refund Certain
- - ---	----------------		----------------		--------------

50	$4.53/4.19		$4.38/4.13		$4.40/4.12
55	4.93/4.52		4.68/4.40		4.74/4.42
60	5.45/4.96		4.99/4.72		5.16/4.79
65	6.11/5.52		5.30/5.07		5.75/5.29
70	6.91/6.26		5.54/5.40		6.52/5.97
75	7.79/7.18		5.68/5.62		7.33/6.74
80	8.61/8.18		5.75/5.73		8.61/7.90
85 & Over	9.24/9.01		5.77/5.76		10.43/9.50]

GA-IA-1007-04/95

3E

INTRODUCTION TO THIS CONTRACT

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THE CONTRACT

This is a legal Contract between you and us. We provide benefits as stated in this Contract. In return, you supply us with the Initial Premium Payment required to put this Contract in effect.

This Contract, together with any Riders or Endorsements, constitutes the entire Contract. Riders and Endorsements add provisions or change the terms of the basic Contract.

THE OWNER

You are the Owner of this Contract. You are also the Annuitant unless another Annuitant has been named in the application and is shown in the Schedule. You have the rights and options described in this Contract, including but not limited to the right to receive the Annuity Benefits on the Annuity Commencement Date.

One or more people may own this Contract. If there are multiple Owners named, the age of the oldest Owner shall be used to determine the applicable death benefit. In the case of a sole Owner who dies prior to the Annuity Commencement Date, we will pay the Beneficiary the death benefit then due. If the sole Owner is not an individual, we will treat the Annuitant as Owner for the purpose of determining when the Owner dies under the death benefit provision (if there is no Contingent Annuitant), and the Annuitant's issue age will determine the applicable death benefit payable to the Beneficiary. The sole Owner's estate will be the Beneficiary if no Beneficiary designation is in effect, or if the designated Beneficiary has predeceased the Owner. In the case of a joint Owner of the Contract dying prior to the Annuity Commencement Date, the surviving Owner(s) shall be deemed as the Beneficiary(ies).

THE ANNUITANT

The Annuitant is the measuring life of the Annuity Benefits provided under this Contract. You may name a Contingent Annuitant. The Annuitant may not be changed during the Annuitant's lifetime.

If the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant becomes the Annuitant. You will be the Contingent Annuitant unless you name someone else. The Annuitant must be a natural person. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as Annuitant. If all Owners are not individuals and, through the operation of this provision, an Owner becomes Annuitant, we will pay the death proceeds to the Beneficiary. If there are joint Owners, we will treat the youngest of the Owners as the Contingent Annuitant designated, unless you elect otherwise.

THE BENEFICIARY

The Beneficiary is the person to whom we pay death proceeds if any Owner dies prior to the Annuity Commencement Date. See Death Benefit Proceeds for more information. We pay death proceeds to the primary Beneficiary (unless there are joint Owners in which case death benefit proceeds are payable to the surviving Owner). If the primary Beneficiary dies before the Owner, the death proceeds are paid to the contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death proceeds to the Owner's estate.

One or more persons may be named as primary Beneficiary or contingent Beneficiary. In the case of more than one Beneficiary, we will assume any death proceeds are to be paid in equal shares to the surviving Beneficiaries. You can specify other than equal shares.

You have the right to change Beneficiaries, unless you designate the primary Beneficiary irrevocable. When an irrevocable Beneficiary has been designated, you and the irrevocable Beneficiary may have to act together to exercise the rights and options under this Contract.

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INTRODUCTION TO THIS CONTRACT (continued)

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CHANGE OF OWNER OR BENEFICIARY

During your lifetime and while this Contract is in effect you can transfer ownership of this Contract or change the Beneficiary. To make any of these changes, you must send us written notice of the change in a form satisfactory to us. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. A Change of Owner may affect the amount of death benefit payable under this Contract. See Proceeds Payable to Beneficiary.

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PREMIUM PAYMENTS AND ALLOCATION CHANGES

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INITIAL PREMIUM PAYMENT

The Initial Premium Payment is required to put this Contract in effect. The amount and allocation of the Initial Premium Payment is shown in the Schedule.

ADDITIONAL PREMIUM PAYMENT OPTION

You may make additional premium payments at any time before the Annuity Commencement Date. Satisfactory notice to us must be given for additional premium payments. Restrictions on additional premium payments, such as the Attained Age of the Annuitant or Owner and the timing and amount of each payment, are shown in the Schedule. We reserve the right to defer acceptance of or to return any additional premium payments.

As of the date we receive and accept your additional premium payment:

(1)	The Accumulation Value will increase by the amount of the premium payment less any premium deductions as shown in the Schedule.
(2)

The increase in the Accumulation Value will be allocated among the Divisions and the Fixed Allocations in accordance with your instructions. If you do not provide such instructions, allocation will be among the Divisions in proportion to the amount of Accumulation Value in each Division as of the date we receive and accept your additional premium payment. Allocations to the Fixed

Account will be made only upon specific written request.

Where to Make Payments

Remit the premium payments to our Customer Service Center. On request we will give you a receipt signed by one of our officers.

YOUR RIGHT TO CHANGE ALLOCATION OF ACCUMULATION VALUE

The Accumulation Value may be reallocated among the Divisions and the Fixed Allocations prior to the Annuity Commencement Date. The number of free allocation changes each Contract Year that we will allow is shown in the Schedule. To make an allocation change, you must provide us with satisfactory notice at our Customer Service Center. The change will take effect when we receive the notice. Restrictions for reallocation into and out of the Divisions are shown in the Schedule. An allocation from the Fixed Allocation may be subject to a Market Value Adjustment. See Market Value Adjustment.

WHAT HAPPENS IF A DIVISION IS NOT AVAILABLE

When a distribution is made from an investment portfolio supporting a unit investment trust Division or from a Division of a Managed Separate Account in which reinvestment is not available, we will allocate the distribution to the Specially Designated Division shown in the Schedule unless you specify otherwise.

Such a distribution may occur when an investment portfolio or Division matures, when distribution from a portfolio or Division cannot be reinvested in the portfolio or Division due to the unavailability of securities, or for other reasons. When this occurs because of maturity, we will send written notice to you thirty days in advance of such date. To elect an allocation to other than the Specially Designated Division shown in the Schedule, you must provide satisfactory notice to us at least seven days prior to the date the investment matures. Such allocations will not be counted as an allocation change of the Accumulation Value for purposes of the number of free allocation changes permitted.

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HOW WE MEASURE THE CONTRACT'S ACCUMULATION VALUE

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The variable Annuity Benefits under this Contract are provided through investments which may be made in our Separate Accounts.

THE VARIABLE SEPARATE ACCOUNTS

These accounts, which are designated in the Schedule, are kept separate from our General Account and any other Separate Accounts we may have. They are used to support Variable Annuity Contracts and may be used for other purposes permitted by applicable laws and regulations. We own the assets in the Variable Separate Accounts. Assets equal to the reserves and other liabilities of the accounts will not be charged with liabilities that arise from any other business we conduct; but, we may transfer to our General Account assets which exceed the reserves and other liabilities of the Variable Separate Accounts. Income and realized and unrealized gains or losses from assets in these Separate Accounts are credited to or charged against the account without regard to other income, gains or losses in our other investment accounts.

One type of Variable Separate Account will invest in mutual funds, unit investment trusts and other investment portfolios which we determine to be suitable for the group contract's purposes. This Separate Account is treated as a unit investment trust under Federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. This Separate Account is also governed by state laws as designated in the Schedule.

Another type of Variable Separate Account will invest directly in portfolio securities deemed appropriate by the investment adviser or the committee managing a Separate Account. This Separate Account is treated as an open end, diversified management investment company under Federal securities laws. It is registered with the SEC under the Investment Company Act of 1940. This Separate Account is also governed by state laws as designated in the Schedule.

We may offer certain non-registered Series or Variable Separate Accounts. Any such Series or Variable Separate Account is shown in the Schedule.

Divisions of the Variable Separate Account

A Unit Investment Trust Variable Separate Account includes Divisions, each investing in a designated investment portfolio. The Divisions and the investment portfolios in which they invest, if applicable, are specified in the Schedule. Some of the portfolios designated may be managed by a separate investment adviser. Such adviser may be registered under the Investment Advisers Act of 1940.

A Managed Variable Separate Account includes Divisions, each investing directly in portfolios of securities designed to meet the objectives of the Division. The Divisions, if applicable, and their objectives are specified in the Schedule. Some of the Divisions designated may be managed by a separate investment adviser. Such adviser may be registered under the Investment Advisers Act of 1940.

Changes Within the Separate Accounts

We may, from time to time, make additional Separate Account Divisions available to you. These Divisions will invest in investment portfolios we find suitable for this Contract. We also have the right to eliminate Divisions from a Separate Account, to combine two or more Divisions or to substitute a new portfolio for the portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a portfolio or Division no longer suits the purposes of this Contract. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio or Division is no longer available for investment, or for some other reason. We will get prior approval from the insurance department of our state of domicile before making such a substitution.

This approval process is on file with the insurance department of the jurisdiction in which this Contract is delivered. We will also get any required approval from the SEC and any other required approvals before making such a substitution.

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HOW WE MEASURE THE CONTRACT'S ACCUMULATION VALUE (continued)

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Subject to any required regulatory approvals, we reserve the right to transfer assets of the Divisions of the Variable Separate Account, which we determine to be associated with the class of Contracts to which this Contract belongs, to another Variable Separate Account or Division.

When permitted by law, we reserve the right to:

(1)	Deregister a Separate Account under the Investment Company Act of 1940;
(2)	Operate a Separate Account as a management company under the Investment Company Act of 1940, if it is operating as a unit investment trust;
(3)	Operate a Separate Account as a unit investment trust under the Investment Company Act of 1940, if it is operating as a Managed Separate Account;
(4)	Restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to a Separate Account; and,
(5)	Combine a Separate Account with other Separate Accounts.

VALUATION PERIOD

Each Division will be valued at the end of each Valuation Period on a Valuation Date. A Valuation Period is each Business Day together with any non-Business Days before it. A Business Day is any day the New York Stock Exchange (NYSE) is open for trading, and the SEC requires mutual funds, unit investment trusts, or other investment portfolios to value their securities.

ACCUMULATION VALUE

The Accumulation Value of this Contract is equal to the sum of the amounts that you have in each Division and the Fixed Allocations. You select how your Accumulation Value is allocated. The maximum number of Divisions and Fixed Allocations to which you may allocate Accumulation Value at any one time is shown in the Schedule.

ACCUMULATION VALUE IN EACH DIVISION AND FIXED ALLOCATION

On the Contract Date

On the Contract Date, the Accumulation Value is allocated to each Division and the Fixed Allocations as shown in the Schedule.

On each Valuation Date

At the end of each subsequent Valuation Period, the amount of Accumulation Value in each Division and Fixed Allocation will be calculated as follows:

(1) We take the Accumulation Value in the Division or Fixed

Allocation at the end of the preceding Valuation Period.

(2)	We multiply (1) by the Division's Net Rate of Return for the current Valuation Period, or we calculate the interest to be credited to a Fixed Allocation for the current Valuation Period.
(3)	We add (1) and (2).
(4)	We add to (3) any additional premium payments (less any premium deductions as shown in the Schedule) allocated to the Division or Fixed Allocation during the current Valuation Period.
(5)	We add or subtract allocations to or from that Division or Fixed Allocation during the current Valuation Period.
(6)	We subtract from (5) any Partial Withdrawals which are allocated to the Division or Fixed Allocation during the current Valuation Period.

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HOW WE MEASURE THE CONTRACT'S ACCUMULATION VALUE (continued)

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(7)	We subtract from (6) the amounts allocated to that Division
	or	Fixed Allocation for:
	(a)	any charges due for Optional Benefit Riders as shown in the Schedule;
	(b)	any Contract fees as shown in the Schedule;

All amounts in (7) are allocated to each Division or Fixed Allocation as explained in Charges Deducted from Accumulation Value.

FIXED ACCOUNT

The Fixed Account is a Separate Account under state insurance law and is not required to be registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Fixed Account includes various Fixed Allocations which we credit with fixed rates of interest for the Guarantee Period or Periods you select. We reset the interest rates for new Fixed Allocations periodically based on our sole discretion.

Guarantee Periods

Each Fixed Allocation is guaranteed an interest rate for a period, a
Guarantee Period. The Guaranteed Interest Rate for a Fixed Allocation is
effective for the entire period. The Maturity Date of a Guarantee Period will be on the last day of the calendar month in which the Guarantee Period ends. Withdrawals and transfers made during a Guarantee Period may be subject to a Market Value Adjustment unless made within thirty days of the
Maturity Date.

Upon the expiry of a Guarantee Period, we will transfer the Accumulation
Value of the expiring Fixed Allocation to a Fixed Allocation with a
Guarantee Period equal in length to the expiring Guarantee Period, unless you select another period prior to a Maturity Date. We will notify you at least thirty days prior to a Maturity Date of your options for renewal. If the period remaining from the expiry of the previous Guarantee Period to the Annuity Commencement Date is less than the period you have elected or the period expiring, the next shortest period then available that will not extend beyond the Annuity Commencement Date will be offered to you. If a period is not available, the Accumulation Value will be transferred to the
Specifically Designated Division.

We will declare Guaranteed Interest Rates for the then available Fixed
Allocation Guarantee Periods. These interest rates are based solely on our expectation as to our future earnings. Declared Guaranteed Interest Rates are subject to change at any time prior to application to specific Fixed
Allocations, although in no event will the rates be less than the Minimum
Guaranteed Interest Rate shown in the Schedule.

Market Value Adjustments

A Market Value Adjustment will be applied to a Fixed Allocation upon withdrawal, transfer or application to an Income Plan if made more than thirty days prior to such Fixed Allocation's Maturity Date, except on
Systematic Partial Withdrawals and IRA Partial Withdrawals. The Market
Value Adjustment is applied to each Fixed Allocation separately.

The Market Value Adjustment is determined by multiplying the amount of the
Accumulation Value withdrawn, transferred or applied to an Income Plan by the following factor:

(1+I)^(N/365)
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(1+J+.0025)

Where I is the Index Rate for a Fixed Allocation on the first day of the applicable Guarantee Period: J is the Index Rate for new Fixed Allocations

with Guarantee Periods equal to the number of years (fractional years rounded up to the next full year) remaining in the Guarantee Period at the time of calculation; and N is the remaining number of days in the Guarantee Period at the time of calculation. (The Index Rate is described in the Schedule.)

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HOW WE MEASURE THE CONTRACT'S ACCUMULATION VALUE (continued)

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Market Value Adjustments will be applied as follows:

(1)	The Market Value Adjustment will be applied to the amount withdrawn before deduction of any applicable Surrender Charge.
(2)

For a partial withdrawal, partial transfer or in the case where a portion of a Fixed Allocation is applied to an Income Plan, the Market Value Adjustment will be calculated on the total amount that must be withdrawn, transferred or applied to an Income Plan in order to provide the amount requested.

(3)

If the Market Value Adjustment is negative, it will be assessed first against any remaining Accumulation Value in the particular Fixed Allocation. Any remaining Market Value Adjustment will be applied against the amount withdrawn, transferred or applied to an Income Plan.

(4)

If the Market Value Adjustment is positive, it will be credited to any remaining Accumulation Value in the particular Fixed Allocation. If a cash surrender, full transfer or full application to an Income Plan has been requested, the Market Value Adjustment is added to the amount withdrawn, transferred or applied to an Income Plan.

MEASUREMENT OF INVESTMENT EXPERIENCE

Index of Investment Experience

The Investment Experience of a Division is determined on each Valuation Date. We use an Index to measure changes in each Division's experience during a Valuation Period. We set the Index at $10 when the first investments in a Division are made. The Index for a current Valuation Period equals the Index for the preceding Valuation Period multiplied by the Experience Factor for the current Valuation Period.

How We Determine the Experience Factor

For Divisions of a Unit Investment Trust Separate Account, the Experience Factor reflects the Investment Experience of the portfolio in which the Division invests as well as the charges assessed against the Division for a Valuation Period. The factor is calculated as follows:

(1)	We take the net asset value of the portfolio in which the Division invests at the end of the current Valuation Period.
(2)

We add to (1) the amount of any dividend or capital gains distribution declared for the investment portfolio and reinvested in such portfolio during the current Valuation Period. We subtract from that amount a charge for our taxes, if any.

(3)	We divide (2) by the net asset value of the portfolio at the end of the preceding Valuation Period.
(4)	We subtract the daily Mortality and Expense Risk Charge for each Division shown in the Schedule for each day in the Valuation Period.
(5)	We subtract the daily Asset-Based Administrative Charge shown in the Schedule for each day in the Valuation Period.

For Divisions of a Managed Separate Account which invest directly in portfolio securities, the Experience Factor reflects the investment experience of the Division as well as the charges assessed against the Division. The factor is calculated as follows:

(1) Take the value of the assets in the Division at the end of the preceding Valuation Period.

(2) Add to (1) any investment income and capital gains, realized or unrealized, credited to the assets during the current
Valuation Period.

(3) Subtract from (2) any capital losses, realized or
unrealized, charged against the assets during the current

Valuation Period.

(4) Subtract from (3) any amount charged against the Division for any taxes.

(5) Divide (4) by the value of the assets in the Division at the end of the preceding Valuation Period.

(6) Subtract from (5) a daily charge for operating expenses
actually incurred.

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HOW WE MEASURE THE CONTRACT'S ACCUMULATION VALUE (continued)

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(7)	Subtract from (6) the daily charge for investment advice for each day in the Valuation Period as shown in the Schedule.
(8)	Subtract from (7) the daily charge for mortality and expense risks for each day in the Valuation Period as shown in the Schedule.
(9)	Subtract from (8) the daily asset based administrative charge for each day in the Valuation Period as shown in the Schedule.

Calculations for Divisions investing in mutual fund portfolios are made on a per share basis. Calculations for Divisions investing in unit investment trusts are on a per unit basis.

Net Rate of Return for a Separate Account Division

The Net Rate of Return for a Division during a Valuation Period is the Experience Factor for that Valuation Period minus one.

Interest Credited to a Fixed Allocation

A Fixed Allocation will be credited with the Guaranteed Interest Rate for the Guarantee Period in effect on the date the premium or reallocation is applied. Once applied, such rate will be guaranteed until that Fixed Allocation's Maturity Date. Interest will be credited daily at a rate to yield the declared annual Guaranteed Interest Rate.

We periodically declare Guaranteed Interest Rates for then available Guarantee Periods. No Guaranteed Interest Rate will be less than the Minimum Guaranteed Interest Rate shown in the Schedule.

CHARGES DEDUCTED FROM ACCUMULATION VALUE ON EACH CONTRACT PROCESSING DATE

All charges and fees are shown in the Schedule.

Charge Deduction Division Option

We will deduct all charges against the Accumulation Value of this Contract from the Charge Deduction Division if you elected this option (see the Schedule). If you did not elect this option or if the charges are greater than the amount in the Charge Deduction Division, the charges against the Accumulation Value will be deducted as follows:

(1)	If these charges are less than the Accumulation Value in the Divisions, they will be deducted proportionately from all Divisions.
(2)	If these charges exceed the Accumulation Value in the Divisions, any excess over such value will be deducted from the Fixed Account.

Any charges deducted from the Fixed Account will be taken from Fixed Allocations starting with the Guarantee Period nearest its Maturity Date until such charges have been paid.

At any time while this Contract is in effect, you may change your election of this option. To do this you must send a written request to our Customer Service Center. Any change will take effect within seven days of the date we receive your request.

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YOUR CONTRACT BENEFITS

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While this Contract is in effect, there are important rights and benefits that are available to you. We discuss these rights and benefits in this section.

CASH VALUE BENEFIT

Cash Surrender Value

The Cash Surrender Value before the Annuity Commencement Date, is determined as follows:

(1)	We take the Contract's Accumulation Value;
(2)	We deduct any Surrender Charges;
(3)	We deduct any charges shown in the Schedule that have been
	incurred	but not yet deducted, including:
	(a)	any first-year administrative fee that has not yet been
deducted;
	(b)	any quarterly administrative fee to be deducted on the
	next	Contract Processing Date;
	(c)	the pro rata part of any charges for Optional Benefit
	Riders;	and
	(d)	any applicable premium or similar tax.
(4)	We adjust for any applicable Market Value Adjustment.

Cancelling to Receive the Cash Surrender Value

At any time before the Annuity Commencement Date, you may surrender this Contract to us. To do this, you must return this Contract with a signed request for cancellation to our Customer Service Center.

The Cash Surrender Value will vary daily. We will determine the Cash Surrender Value as of the date we receive the Contract and your signed request in our Customer Service Center. All benefits under this Contract will then end.

We will usually pay the Cash Surrender Value within seven days; but, we may delay payment as described in the Payments We May Defer provision.

PARTIAL WITHDRAWAL OPTION

After the first Contract Anniversary, you may make a Partial Withdrawal once in each Contract Year without incurring a Partial Withdrawal Charge. Any additional Partial Withdrawals in a Contract Year are subject to a Partial Withdrawal Charge. The minimum amount that may be withdrawn is shown in the Schedule. The maximum amount that may be withdrawn is shown in the Schedule. Any withdrawal you make will not be treated as premium only for the purposes of calculating the Surrender Charge. To take a Partial Withdrawal, you must provide us with satisfactory notice at our Customer Service Center.

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DEATH BENEFIT PROCEEDS

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PROCEEDS PAYABLE TO THE BENEFICIARY

Prior to the Annuity Commencement Date

If the sole Owner dies prior to the Annuity Commencement Date, we will pay the Beneficiary the death benefit. If there are joint Owners and any Owner dies, we will pay the surviving Owners the death benefit. We will pay the amount on receipt of due proof of the Owner's death at our Customer Service Center. Such amount may be received in a single lump sum or applied to any of the Annuity Options (see Choosing an Income Plan). When the Owner (or all Owners where there are joint Owners) is not an individual, the death benefit will become payable on the death of the Annuitant prior to the Annuity Commencement Date (unless a Contingent Annuitant survived the Annuitant). Only one death benefit is payable under this Contract. In all events, distributions under the Contract must be made as required by applicable law.

How to Claim Payments to Beneficiary

We must receive proof of the Owner's (or Annuitant's) death before we will make any payments to the Beneficiary. We will calculate the death benefit as of the date we receive due proof of death. The Beneficiary should contact our Customer Service Center for instructions.

Guaranteed Death Benefit

On the Contract Date, the Guaranteed Death Benefit is equal to the premium paid. On subsequent Valuation Dates, the Guaranteed Death Benefit is calculated as shown in the Schedule. A Change of Owner will affect the Guaranteed Death Benefit, as shown in the Schedule.

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CHOOSING AN INCOME PLAN

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ANNUITY BENEFITS

If the Annuitant and Owner are living on the Annuity Commencement Date, we will begin making payments to the Owner. We will make these payments under the Annuity Option (or Options) as chosen in the application or as subsequently selected. You may choose or change an Annuity Option by making a written request at least 30 days prior to the Annuity Commencement Date. Unless you have chosen otherwise, Option 2 on a 10-year period certain basis will become effective. The amount of the payments will be determined by applying the Accumulation Value on the Annuity Commencement Date in accordance with the Annuity Options section below (See Payments We May Defer). See the Schedule for certain restrictions which may apply. Before we pay any Annuity Benefits, we require the return of this Contract. If this Contract has been lost, we require the applicable lost Contract form.

ANNUITY COMMENCEMENT DATE SELECTION

You select the Annuity Commencement Date. You may select any date following the third Contract Anniversary but before the required date of Annuity Commencement as shown in the Schedule. If you do not select a date, the Annuity Commencement Date will be in the month following the required date of Annuity Commencement.

FREQUENCY SELECTION

You choose the frequency of the Annuity Payments. They may be monthly, quarterly, semi-annually, or annually. If we do not receive written notice from you, the payments will be made monthly.

THE INCOME PLAN

While this Contract is in effect and before the Annuity Commencement Date, you may choose one or more Annuity Options to which death benefit proceeds may be applied. If, at the time of the Owner's death, no Option has been chosen for paying death benefit proceeds, the Beneficiary may choose an Option within one year. You may also elect an Annuity Option on surrender of the Contract for its Cash Surrender Value. For each Option we will issue a separate written agreement putting the Option into effect.

Our approval is needed for any Option where:

(1)	The person named to receive payment is other than the Owner or Beneficiary; or
(2)	The person named is not a natural person, such as a corporation; or
(3)	Any income payment would be less than the minimum annuity income payment shown in the Schedule.

THE ANNUITY OPTIONS

There are four Options to choose from. They are:

Option 1. Income for a Fixed Period

Payment is made in equal installments for a fixed number of years. We guarantee each monthly payment will be at least the Income For Fixed Period amount shown in the Schedule. Values for annual, semiannual or quarterly payments are available on request.

Option 2. Income for Life

Payment is made to the person named in equal monthly installments and guaranteed for at least a period certain. The period certain can be 10 or 20 years. Other periods certain are available on request. A refund certain may be chosen instead. Under this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the guaranteed period, payments continue until his or her death.

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CHOOSING AN INCOME PLAN (continued)

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We guarantee each payment will be at least the amount shown in the Table for Income for Life in the Schedule. By age, we mean the named person's age on his or her last birthday before the Option's effective date. Amounts for ages not shown are available on request.

Option 3. Joint Life Income

This Option is available if there are two persons named to receive payments. At least one of the persons named must be either the Owner or Beneficiary of this Contract. Monthly payments are guaranteed and are made as long as at least one of the named persons is living. The monthly payment amounts are available upon request. Such amounts are guaranteed and will be calculated on the same basis as the Table for Income for Life, however, the amounts will be based on two lives.

Option 4. Annuity Plan

An amount can be used to buy any single premium annuity we offer on the Option's effective date.

PAYMENT WHEN NAMED PERSON DIES

When the person named to receive payment dies, we will pay any amounts still due as provided by the Option agreement. The amounts still due are determined as follows:

(1) For Option 1 or for any remaining guaranteed payments in
Option 2, payments will be continued. Under Options 1 and 2, the discounted values of the remaining guaranteed payments
may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. The discount interest rate is 3.00% for Option 1 and 3.50% for Option 2. We will,
however, base the discount interest rate on the interest
rate used to calculate the payments for Options 1 and 2 if
such payments were not based on the Tables in this Contract.

(2) For Option 3, no amounts are payable after both named
persons have died.

(3) For Option 4, the annuity agreement will state the amount due, if any.

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OTHER IMPORTANT INFORMATION

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SENDING NOTICE TO US

Whenever written notice is required, send it to our Customer Service Center. The address of our Customer Service Center is shown on the cover page. Please include your Contract number in all correspondence.

REPORTS TO OWNER

We will send you a report, at least once during each Contract Year, within 31 days of each calendar quarter showing the Accumulation Value and the Cash Surrender Value of your Contract as of the end of the Contract Processing Period. The report will also show the allocation of the Accumulation Value as of such date and the amounts deducted from or added to the Accumulation Value since the last report. The report will also include any other information that may be currently required by the insurance supervisory official of the jurisdiction in which this Contract is delivered.

We will also send you copies of any shareholder reports of the portfolios in which the Divisions of the Separate Accounts invest, as well as any other reports, notices or documents required by law to be furnished to Contractowners.

ASSIGNMENT - USING THIS CONTRACT AS COLLATERAL SECURITY

You can assign this Contract as collateral security for a loan or other obligation. This does not change the ownership. Your rights and any Beneficiary's rights are subject to the terms of the assignment. To make or release an assignment we must receive written notice satisfactory to us at our Customer Service Center. We are not responsible for the validity of any assignment.

CHANGING THIS CONTRACT

This Contract or any additional Benefit Riders may be changed to another Annuity Plan according to our rules at the time of the change.

CONTRACT CHANGES - APPLICABLE TAX LAW

We reserve the right to make changes in this Contract or its Riders to the extent we deem it necessary to continue to qualify this Contract as an annuity. Any such changes will apply uniformly to all Contracts that are affected. You will be given advance written notice of such changes.

MISSTATEMENT OF AGE OR SEX

If an age or sex has been misstated, the amounts payable or benefits provided by this Contract shall be those that the premium payment made would have bought at the correct age or sex.

NON-PARTICIPATING

This Contract does not participate in the divisible surplus of Golden American Life Insurance Company.

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OTHER IMPORTANT INFORMATION (continued)

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PAYMENTS WE MAY DEFER

We may not be able to determine the value of the assets of the Divisions because:

(1)	The NYSE is closed for trading;
(2)	The SEC determines that a state of emergency exists; or
(3)	An order or pronouncement of the SEC permits a delay for the protection of Contractowners.
(4)	The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

During such times, as to amounts allocated to the Divisions, we may delay:

(1)	Determination and payment of the Cash Surrender Value;
(2)	Determination and payment of any death benefit if death occurs before the Annuity Commencement Date;
(3)	Allocation changes of the Accumulation Value; or,
(4)	Application of the Accumulation Value under an income plan.

We reserve the right to delay payment of amounts allocated to the Fixed Account for up to six months.

AUTHORITY TO MAKE AGREEMENTS

All agreements made by us must be signed by one of our officers. No other person, including an insurance agent or broker, can

(1)	Change any of this Contract's terms;
(2)	Extend the time for premium payments; or
(3)	Make any agreement binding on us.

REQUIRED NOTE ON OUR COMPUTATIONS

We have filed a detailed statement of our computations with the insurance supervisory official in the appropriate jurisdictions. The values are not less than those required by the law of that state or jurisdiction. Any benefit provided by an attached Optional Benefit Rider will not increase these values unless otherwise stated in that Rider.

GA-IA-1007-04/95

GOLDEN
[LOGO]	AMERICAN	Section 72 Rider
LIFE INSURANCE
COMPANY
A Subsidiary of [LOGO] Bankers Trust Company

Golden American is a stock company domiciled in Wilmington, Delaware

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Required Distribution of Proceeds on Death of Owner

This Rider is required to qualify the Contract to which it is attached as an annuity contract under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"). Where the terms of this Rider are in conflict with the terms of the Contract, the Rider will control. Golden American Life Insurance Company reserves the right to amend or administer the Contract and Rider as necessary to comply with applicable tax requirements. This Rider and the Contract should be construed so that they comply with applicable tax requirements.

Death of Owner On Or After Annuity Commencement Date

IF ANY OWNER DIES ON OR AFTER the Annuity Commencement Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion will be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

Death of Owner Prior to Annuity Commencement Date

     IF ANY OWNER DIES PRIOR TO the Annuity Commencement Date, the entire interest in the Contract will be distributed within five years of the Owner's death.

     However, this distribution requirement will be considered satisfied as to any portion of the Owner's interest in the Contract which is payable to or for the benefit of a Designated Beneficiary and which will be distributed over the life of such Designated Beneficiary or over a period not extending beyond the life expectancy of that Designated Beneficiary, provided such distributions begin within one year of the Owner's death. If the Designated Beneficiary is the surviving spouse of the decedent, the Contract may be continued in the name of the spouse as Owner and these distribution rules are applied by treating the spouse as the Owner. However, on the death of the surviving spouse, this provision regarding spouses may not be used again.

     If any Owner is not an individual, the death or change (where permitted) of the Annuitant will be treated as the death of an Owner.

     The Designated Beneficiary is the person entitled to ownership rights under the Contract. Thus, where no death benefit has become payable, the Designated Beneficiary, for the purposes of applying this Rider, will be the Owner(s). Where a death benefit has become payable, the Designated Beneficiary, for the purposes of applying this Rider, is the person(s) entitled to the death benefit, generally the Beneficiary or surviving Owners, as appropriate. Upon the death of any Owner, the Designated Beneficiary will become the Owner and, if an individual, will become the Annuitant.

*

* *

An Owner may notify Golden American as to the manner of payment under this Rider. If such Owner has not so notified Golden American prior to his or her death, the Designated Beneficiary under the Contract may so notify Golden American.

GOLDEN AMERICAN LIFE INSURANCE COMPANY

President /s/Tery T. Kendall

Secretary

GA-RA-1001-12/94


GOLDEN
[LOGO]	AMERICAN	Waiver of Surrender Charge Rider
LIFE INSURANCE
COMPANY
A Subsidiary of [LOGO] Bankers Trust Company

Golden American is a stock company domiciled in Wilmington, Delaware

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     Golden American Life Insurance Company ("we" or "us") will waive any Surrender Charge incurred due to a surrender or Excess Partial Withdrawal under the Contract in the event the Owner ("you") is subject to Qualified Extended Medical Care or suffers from a Qualifying Terminal Illness subject to the terms and conditions stated below:

Extended Medical Care

     To qualify for this waiver, you must first begin receiving Qualified Extended Medical Care on or after the first Contract Anniversary for at least 45 days during any continuous sixty-day period, and your request for the surrender or withdrawal, together with proof of such Qualified Extended Medical Care, must be received at our Customer Service Center during the term of such care or within ninety days after the last day upon which your received such care.

     "Qualified Extended Medical Care" means confinement in a Qualified Licensed Hospital or Nursing Care Facility prescribed by a Qualifying Medical Professional.

     "Qualifying Licensed Hospital or Nursing Care Facility" means a state-licensed hospital or state-licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis; and daily medical records are kept on each patient. This does not include a facility whose purpose is to provide accommodations, board or personal care services to individuals who do not need medical or nursing care; nor a place mainly for rest.

     "Qualifying Medical Professional" means a legally-qualified practitioner of the healing arts who is acting within the scope of hls or her license; is not a resident of your household or that of the Annuitant; and is not related to you or the Annuitant by blood or marriage.

Terminal Illness

     To qualify for this waiver, you must be first diagnosed by a Qualifying Medical Professional, on or after the first Contract Anniversary, as having a Qualifying Terminal Illness. Written proof of terminal illness, satisfactory to us, must be received at our Customer Service Center. We reserve the right to require an examination by a physician of our choice.

     "Qualifying Terminal Illness" means an illness or accident, the result of which results in a life expectancy of twelve months or less, as measured from the date of diagnosis.

Claims

     Evidence, satisfactory to us, must be submitted to qualify for waiver of Surrender Charge pursuant to this Rider. This evidence will be in writing and, where applicable, be attested to by a Qualified Medical Professional.

     This Rider is attached to and becomes part of the Contract to which it is attached. The provisions of this Rider shall supersede the provisions of the Contract where applicable.

GOLDEN AMERICAN LIFE INSURANCE COMPANY

President /s/Tery T. Kendall

Secretary

GA-RA-1004-12/94

DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACT - NO DIVIDENDS

Variable Cash Surrender Values while the Owner is living and prior to the Annuity Commencement Date. Death benefit subject to guaranteed minimum. Additional Premium Payment Option. Partial Withdrawal Option. Non-participating. Investment results reflected in values.

GA-IA-1007-04/95